UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

OXBRIDGE RE HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-36346	98-1150254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 201, 42 Edward Street, Georgetown P.O. Box 469 Grand Cayman, Cayman Islands	KY1-9006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (345) 749-7570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Ordinary Shares (par value $0.001)	OXBR	The Nasdaq Stock Market LLC
Warrants to Purchase Ordinary Shares	OXBRW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, at the Extraordinary General Meeting of shareholders of Oxbridge Re Holdings Limited (the “Company”) held on August 28, 2025, the Company’s shareholders approved the Company’s 2025 Omnibus Incentive Plan (the “Plan”).

The Plan permits the grant of options (including incentive share options), share appreciation rights, restricted shares, restricted share units, performance shares, performance units, annual cash incentives, long-term cash incentives, dividend equivalent units and other types of share-based awards to any officer or other employee of the Company or its affiliates; any individual that the Company or an affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director.

The Plan provides that 1,569,514 of our ordinary shares are reserved for issuance under the Plan, and such number of shares is the maximum number of shares that may be issued pursuant to the exercise of incentive stock options within the meaning of the U.S. Internal Revenue Code. The number of shares available under the Plan will also increase annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2026, and continuing until (and including) the fiscal year ending December 31, 2035, with such annual increase equal to an amount equal to the lesser of (1) 5% of the number of Shares outstanding on December 31st of the immediately preceding fiscal year, and (2) an amount determined by the Company’s Board of Directors (the “Board”). The number of ordinary shares reserved under the Plan will be depleted by the maximum number of shares, if any, that may be issuable under an award at the time of grant.

The Plan is also described in the Company’s Definitive Proxy Statement filed with the SEC on August 7, 2025 (the “Proxy Statement”) in the section entitled “Proposal Three Approval of the Company’s 2025 Omnibus Incentive Plan.” The Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Executive Employment Agreements

On August 28, 2025, in consultation with the Company’s independent compensation consultant, the Company and Jay Madhu entered into an Amended and Restated Employment Agreement under which Mr. Madhu will continue to serve as the Chief Executive Officer of the Company (the “Madhu Employment Agreement”). The Madhu Employment Agreement provides for an annual base salary of $390,000, effective January 1, 2026 and a base salary automatic increase if the Company completes a financing (or series of financing) or strategic transaction that equals or exceeds $100 million. It provides that Mr. Madhu may be granted annual incentive bonuses at the discretion of the Board and may participate in the Company’s equity incentive plans on the same terms as other senior executives. The agreement also provides that Company will annually grant to Mr. Madhu 40,000 restricted shares under the 2025 Omnibus Plan, which will vest ratably on the first day of each calendar quarter over the 4 calendar quarters immediately following the grant date. Under the Madhu Employment Agreement, Mr. Madhu is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate. The agreement also provides for a lump-sum M&A transaction bonus of six hundred and thirty basis points of the transaction value of certain mergers, stock sales, asset sales, or similar transactions by the Company or its subsidiaries. The term of the Madhu Employment Agreement is through December 31, 2028, and is automatically renewed for additional successive 1-year terms unless notice of non-renewal is provided by the Company or Mr. Madhu at least ninety days prior to the renewal date. Mr. Madhu will receive a lump-sum payment equal to his base salary otherwise payable under the employment agreement for a three-year severance period if terminated “without cause” (including a non-renewal of the agreement by the Company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any target bonus, restricted share award and M&A transaction bonus that would have been payable under the agreement during the applicable periods following the termination date. Mr. Madhu’s employment agreement contains certain non-competition covenants and confidentiality provisions.

On August 28, 2025, in consultation with the Company’s independent compensation consultant, the Company and Wrendon Timothy entered into an Amended and Restated Employment Agreement under which Mr. Timothy will continue to serve as the Chief Financial Officer of the Company (the “Timothy Employment Agreement”). The Timothy Employment Agreement provides for an annual base salary of $245,000, effective January 1, 2026, and a base salary automatic increase if the Company completes a financing (or series of financing) or strategic transaction that equals or exceeds $100 million. It provides that Mr. Timothy may be granted annual incentive bonuses at the discretion of the Board and may participate in the Company’s equity incentive plans on the same terms as other senior executives. The agreement also provides that Company will annually grant to Mr. Timothy 25,000 restricted shares under the 2025 Omnibus Plan, which will vest ratably on the first day of each calendar quarter over the 4 calendar quarters immediately following the grant date. Under the Timothy Employment Agreement, Mr. Timothy is entitled to participate in all of the Company’s pension, life insurance, health insurance, disability insurance and other benefit plans on the same basis as the Company’s other employee officers participate. The agreement also provides for a lump-sum M&A transaction bonus of two hundred and seventy basis points of the transaction value of certain mergers, stock sales, asset sales, or similar transactions by the Company or its subsidiaries. The term of the Timothy Employment Agreement is through December 31, 2028 and is automatically renewed for additional successive 1-year terms unless notice of non-renewal is provided by the Company or Mr. Timothy at least ninety days prior to the renewal date. Mr. Timothy will receive lump-sum payment equal to the base salary otherwise payable under the employment agreement for a three-year severance period if terminated “without cause” (including a non-renewal of the agreement by the Company) or he terminates his own employment for a “good reason event”, as those terms are defined in the agreement, in addition to any target bonus, restricted share award and M&A transaction bonus that would have been payable under the agreement during the applicable periods following the termination date. Mr. Timothy’ employment agreement contains certain non-competition covenants and confidentiality provisions.

The foregoing descriptions of the Madhu Employment Agreement and Timothy Employment Agreement are summary in nature and are qualified in their entirety by the full text of such agreements, which are attached as Exhibits 10.2 and 10.3 respectively, to this Current Report on Form 8-K.

Corporate Action, Change of Control, and Performance Agreements

The Company’s Board of Directors has determined that the Company may be vulnerable to hostile takeover action and that any such action at this time is not in the best interests of its shareholders. The Company does not currently have a shareholder rights plan and the Company’s management and board members as a group currently own a relatively insignificant number of shares and as such would be ineffective in voting such shares to thwart any hostile takeover actions. Until such time as the Board determines whether it is necessary or advisable to adopt a shareholder rights plan or other anti-takeover measure, on August 28, 2025, in consultation with the Company’s independent compensation consultant, the Board determined to approve the entry into Corporate Action, Change of Control, and Performance Agreements (the “Agreement”) with each of Jay Madhu, Founder, Chairman and Chief Executive Officer of the Company and Wrendon Timothy, Chief Financial Officer, Corporate Secretary & Executive Director of the Company, (the “Awardees”) pursuant to which the Company will issue, under its 2025 Omnibus Incentive Plan, fully vested restricted share units (“RSU”) upon the occurrence of certain triggering events (the “Triggering Events”), as disclosed below. Each RSU represents the right to be issued one ordinary share (the shares upon vesting, are subject to the restrictions as set forth in the Agreement, under the Company’s 2025 Omnibus Incentive Plan, or the RSU award agreement). In the event of either a Corporate Transaction or a Change of Control (as defined in the Agreement), on or prior to December 31, 2026, each Awardee shall be entitled to fully vested Restricted Share Units for each Measurement Date (as specified and defined in the Agreement) that would have occurred after the Corporate Transaction or Change of Control. The Triggering Events also include partial issuances of RSU’s to the Awardees through the achievement of performance-based revenue milestones (the “Revenue Milestones”) as measured on specific dates, each a “Measurement Date” defined as December 31, 2025, March 31, 2026, June 30, 2026, September 30, 2026, and December 31, 2026, and the Awardees remaining employed through the achievement of such milestones. The achievement of each of the applicable Revenue Milestones on each Measurement Date will be reasonably determined by the Company’s Board of Directors.

The foregoing descriptions of the Agreement are summary in nature and are qualified in their entirety by the full text of such agreements, which are attached as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2025, the Company’s shareholders voted, as a special resolution, to amend and restate the Company’s Third Amended and Restated Memorandum and Articles of Association in order to increase in the authorized share capital of the Company from US$50,000 divided into 50,000,000 shares of a par value of US$0.001 each, to US$500,000 divided into 500,000,000 shares of a par value of US$0.001 each, by the creation of an additional 450,000,000 shares of a par value of US$0.001 each. The amendments are also described in the Company’s Proxy Statement in the section entitled “Proposal Two Approval of the Amendment and Restatement of the Company’s Memorandum and Articles of Association.”

Upon the passage of the special resolution by the Company’s shareholders on August 28, 2025, the Fourth Amended and Restated Memorandum and Articles of Association, which are attached hereto as Exhibit 3.1 and incorporated herein by reference, became effective and amended, restated and replaced, in their entirety, the Company’s Third Amended and Restated Memorandum and Articles of Association.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 28, 2025, the Company held an Extraordinary General Meeting of Shareholders. The Company previously filed the Proxy Statement and related materials pertaining to the Extraordinary General Meeting of Shareholder with the Securities and Exchange Commission. On the record date of August 7, 2025, there were 7,535,922 ordinary shares outstanding and entitled to vote at the Extraordinary General Meeting of Shareholders.

Proposal 1: To approve the increase is authorized share capital

The proposal to increase the authorized share capital of the Company from US$50,000 divided into 50,000,000 shares of a par value of US$0.001 each, into US$500,000 divided into 500,000,000 shares of a par value of US$0.001 each, by the creation of an additional 450,000,000 shares of a par value of US$0.001 each, was approved as follows:.

For	Against	Abstain	Broker Non-Votes

3,962,636	937,088	10,180	-

Proposal 2: To approve Amended and Restated Memorandum & Articles Of Association

The proposal to approve the amendment and restatement of the Company’s Third Amended and Restated Memorandum and Articles of Association in order to reflect the increase in the authorized share capital of the Company was approved as follows:

For	Against	Abstain	Broker Non-Votes
4,026,747	872,977	10,180	-

Proposal 3: To approve the Oxbridge Re Holdings Limited 2025 Omnibus Incentive Plan

The proposal to approve the Oxbridge Re Holdings Limited 2025 Omnibus Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
2,208,088	501,887	56,823	2,143,106

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the future restricted share units and underlying shares to Mr. Madhu and Mr. Timothy as described in Item 5.02 above are and will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities did and does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, was made without any form of general solicitation to a sophisticated party, and was made with full access to any information requested regarding the Company and the ordinary shares.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Fourth Amended and Restated Memorandum and Articles of Association
10.1	Oxbridge Re Holdings Limited 2025 Omnibus Incentive Plan
10.2	Amended and Restated Employment Agreement, dated August 28, 2025, with Jay Madhu
10.3	Amended and Restated Employment Agreement, dated August 28, 2025, with Wrendon Timothy
10.4	Form of Restricted Share Unit Award Agreement
10.5	Corporate Action, Change of Control, and Performance Agreement, dated August 28, 2025, with Jay Madhu
10.6	Corporate Action, Change of Control, and Performance Agreement, dated August 28, 2025, with Wrendon Timothy
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE RE HOLDINGS LIMITED

/s/ Wrendon Timothy
Date: September 4, 2025	Wrendon Timothy
Chief Financial Officer and Secretary
(Principal Accounting Officer and
Principal Financial Officer)

A signed original of this Form 8-K has been provided to Oxbridge Re Holdings Limited and will be retained by Oxbridge Re Holdings Limited and furnished to the Securities and Exchange Commission or its staff upon request